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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   MARCH 1, 2006

DATE OF EARLIEST EVENT REPORTED:   FEBRUARY 23, 2006

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                    1-12929                  36-4135495
  (State or other         (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                     Identification Number)
   incorporation)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602
                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.
            ------------------------------------------

     On February 23, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of CommScope, Inc. (the "Company") increased the annual base salaries for certain officers of the Company, effective as of April 1, 2006. The named executive officers and their new respective salaries are as follows:

          -------------------------------- ------------------------------
          Name and Principal Position                Salary
          -------------------------------- ------------------------------
          Frank M. Drendel
          Chairman and Chief Executive               $740,000
          Officer

          -------------------------------- ------------------------------
          Brian D. Garrett
          President and Chief Operating              $490,000
          Officer

          -------------------------------- ------------------------------
          Jearld L. Leonhardt

          Executive Vice President and               $360,000
          Chief Financial Officer

          -------------------------------- ------------------------------
          Randall W. Crenshaw
          Executive Vice President and               $330,000
          General Manager, Enterprise

          -------------------------------- ------------------------------
          Edward A. Hally
          Executive Vice President and               $300,000
          General Manager,
          Carrier/Wireless
          -------------------------------- ------------------------------

          On February 24, 2006, the Compensation Committee amended and restated the CommScope, Inc. Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded nonqualified defined contribution benefit plan maintained for the benefit of a select group of management and/or highly compensated employees of the Company and its subsidiaries that provides for retirement benefits payable out of amounts credited to a participant's account and earnings thereon. The amendment and restatement reflects recently released proposed regulations promulgated under Section 409A of Internal Revenue Code (the "Proposed Regulations"). The amended and restated SERP, attached as Exhibit 10.1, provides that a participant will generally receive the full value of his SERP account balance upon his retirement although the participant may defer receipt of his SERP account balance in accordance with the subsequent deferral rules under the Proposed Regulations.

          On February 24, 2006, the Compensation Committee approved a special one-time bonus of $100,000 to Edward A. Hally, Executive Vice President and General Manager, Carrier/Wireless for his extraordinary service during 2005. The award will be paid in March 2006.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            ---------------------------------------------------------

     (b) On February 23, 2006, Duncan M. Faircloth, currently a Class III director of the Company, informed the Board of Directors of his intention to retire as a director of the Company and member of each of the Audit, Compensation and Nominating and Corporate Governance Committees of Board of Directors, effective as of the expiration of his current three-year term as director on the date of the Company's 2006 Annual Meeting of Stockholders (the "Annual Meeting"). As a result, Mr. Faircloth will not stand for re-election at the Annual Meeting.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 1, 2006

                                   COMMSCOPE, INC.

                                   By:  /s/ Frank B. Wyatt, II
                                        Frank B. Wyatt, II
                                        Senior Vice President, General Counsel
                                        and Secretary

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                                          EXHIBIT INDEX

EXHIBIT               DESCRIPTION
--------------------  --------------------------------------------------------

10.1 Commscope, Inc. Supplemental Executive Retirement Plan, as amended and restated effective February 24, 2006